7. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Buildings and Leasehold improvements	$ 73,976	$ 1,512
Furniture and fixtures	6,539	6,189
Machinery and equipment	6,155
Company automobiles	1,867	1,730
Total	88,537	9,431
Less: accumulated depreciation and amortization	(5,706)	(4,446)
Property, equipment and leasehold improvements, net	$ 82,831	$ 4,985